Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22AC

TWENTY-EIGHTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-EIGHTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

Customer has requested and CSG has agreed to implement and install the CSG Foreign Exchange Interface for Customer’s Production and QAYA environments.  CSG will develop and implement the CSG Foreign Exchange Interface pursuant to mutually agreed upon Statements of Work between CSG and Customer.

2.

As of the Amendment Effective Date, Schedule F, Fees, Section IV, Ancillary Products and Services, Subsection A., titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 29, titled “CSG Foreign Exchange Interface,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
29.CSG Foreign Exchange Interface
1.****** Support and Maintenance Fee (Note 1) (Note 2) (Note 3)	******	$**********
2.Implementation Fees (Note 4)	*** *******	*****

Note 1:  For purposes of this Amendment, Foreign Exchange Interface (“Interface”) shall mean the CSG developed interface for use with Customer’s foreign exchange telephone number product named “*****.”  ***** is a Customer designed and developed system which shall be used by Customer to facilitate a ********* **** **** of ********* ******* for ************** and ********* ********.  CSG will provide the real time Interface to provide functionality for the transactions between CSG’s Advanced Convergent Platform Voice application (“ACPV”) and *****.  The Interface will provide the necessary support functionality related to *****.

Note 2:  In order to maintain operational efficiency of the environments, CSG will have timeout values regarding the Foreign Exchange Interface that will ensure the continuation of the order process when slow/no response situations occur.  In the event of an error received from the CSG Foreign Exchange Interface, CSG will continue with the order process without Foreign Exchange data.  In order for CSG to evaluate criteria, Customer shall provide CSG with a list of ********* ***** ******** coming from Customer’s ******** ***** ***** ******.  Customer will provide written notification of any changes to the error messages for evaluation by CSG.

Note 3: SLBOS transactions shall be counted and invoiced in accordance with the CSG SmartLink® BOS Environment and Transactions Per Second (“TPS”) fees as outlined in Schedule F, Section II (Threshold Usage Items), Subsection A.3. (Adjusted SLBOS / ENI Transactions per Second (“TPS”) for New and Additional Subscribers).

Note 4:  Notwithstanding any restrictions set forth in the Agreement related to the use of the A***** ******* ********** *** ******* ********** ***, CSG and Customer agree to use the ****** ******* ********** *** ******* ********** ***, as prescribed by Section 3.4(d) of the Agreement, for the first phase of implementation of the CSG Foreign Exchange Interface for Customer’s Production and QAYA environments (identified by projects ACPFTR-2848 and ACPFTR-3060). Upon the completion of the first phase of implementation of the CSG Foreign Exchange Interface, the ****** ******* ********** will be decremented by the appropriate number of hours. The fees for the second phase of implementation of CSG Foreign Exchange Interface shall be set forth in a mutually agreeable Statement of Work (“SOW”) between the parties (CSG document number 4115523).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, Secretary & General Counsel
Date: 6-28-2017	Date: 4/4/17